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                                                                   EXHIBIT 10.2


                          DECISIONONE HOLDINGS CORP.
                          DIRECT INVESTMENT PROGRAM


        SECTION 1. Purpose. The purpose of the DecisionOne Holdings Corp. Direct Investment Program is to promote the interests of DecisionOne Holdings Corp. (the "COMPANY") and its stockholders by (i) attracting and retaining exceptional executive personnel and other key officers and employees of the Company and its Subsidiaries; (ii) motivating such individuals by means of an equity-based incentive to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

        SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

        "AFFILIATE" means (i) any entity that is, directly or indirectly, controlled by the Company and (ii) any other entity in which the Company has a significant equity interest or which has a significant equity interest in the Company, in either case as determined by the Committee.

        "BOARD" shall mean the Board of Directors of the Company.

        "CAUSE" shall mean, unless otherwise defined in any Employment Agreement or Purchase Agreement:

        (A) a Participant's willful and continued failure substantially to perform his duties (other than as a result of total or partial incapacity due to physical or mental illness);

        (B) an act or acts on a Participant's part constituting a felony under the laws of the United States or any state thereof or any other jurisdiction in which the Company conducts business;

        (C) a Participant being repeatedly under the influence of illegal drugs or alcohol while performing his duties; or

        (D) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates as determined in the reasonable discretion of the Company, including a Participant's breach of the provisions of any non-competition, non-solicitation or


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confidentiality covenant in favor of the Company or its Affiliates binding upon such Participant.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "Non-Employee Director" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the full Board shall be the Committee under the Plan.

        "DISABILITY" shall mean a Participant's inability, as a result of physical or mental illness, to perform the duties of his position(s) for a period of 90 consecutive days or for an aggregate of 150 days in any twelve consecutive month period. Any question as to the existence of the Disability of a Participant as to which such Participant and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to the Participant. The determination of Disability made in writing to the Company and the Participant shall be final and conclusive for all purposes of the Plan.

        "DLJ ENTITIES" shall mean Quaker Holding Co., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ Funding II, Inc., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P. and DLJ First ESC, LLC.

        "EMPLOYEE" means an employee of the Company or any Subsidiary.

        "EMPLOYMENT AGREEMENT" means an employment agreement entered into between the Company or any Subsidiary and a Participant.

        "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        "FAIR MARKET VALUE" means with respect to the Shares, as of the consummation of the merger of the Company and Quaker Holding Co., $20.6084 per share, and as of any other given date or dates, the average reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock for the three trading


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days immediately preceding such date or dates. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares and such other factors as the Committee shall in its discretion deem relevant or appropriate.

        "GOOD REASON" shall mean, unless otherwise defined in any Employment Agreement or Purchase Agreement:

        (A) A Participant is removed from his/her position or assigned duties and responsibilities materially inconsistent with his/her position; or

        (B) A Participant's base salary and benefits (including target bonus opportunities and criteria but not actual bonus payments) are reduced by more than 10% in the aggregate, except for across-the-board reductions similarly affecting similarly situated employees.

        "INVESTORS' AGREEMENT" means the Investors' Agreement dated as of the date hereof among Quaker Holding Co., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ First ESC, LLC, and certain other shareholders listed on the signature pages thereto.

        "PARTICIPANT" means any Employee selected by the Committee to become an investor under the Plan (and to the extent applicable, any heirs, legatees or legal representatives thereof).

        "PERMITTED TRANSFEREE" shall have the meaning assigned to it in the Investors' Agreement.

        "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

        "PLAN" means this DecisionOne Holding Corp. Direct Investment Program.

        "PURCHASE AGREEMENT" shall mean an agreement to be executed by the Company and a Participant as a condition to the acquisition of Shares under the Plan by such Participant.


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        "PURCHASE PRICE" shall have the meaning set forth in Section 6(b).

        "RULE 16B-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereunder as in effect from time to time.

        "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

        "SHARES" means shares of common stock, $.01 par value, of the Company or such other securities as may be designated by the Committee from time to time.

        "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

        SECTION 3. Administration.

        (a) Authority of Committee. The Plan shall be administered by the Committee or by the Board as a whole, if no Committee has been constituted. All references to the powers and responsibilities of the Committee set forth in this Plan shall be deemed to be references to the Board if no Committee has been constituted. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by Purchase Agreements; (iii) determine the terms and conditions of any Purchase Agreement; (iv) determine whether, to what extent, and under what circumstances Purchase Agreements may be amended or terminated and Shares acquired thereunder may be reacquired or transferred; (v) interpret and administer the Plan and any Purchase Agreement or other instrument or agreement relating to, or made under, the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Purchase Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final,


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conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Purchase Agreement, any shareholder and any Employee.

        SECTION 4. Shares Available for Purchase Agreements; Minimum Investment.

        (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares which may be issued under the Plan shall be 238,095. Each Participant shall be required to make a minimum investment of $50,000.

        (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits of a Participant's investment in Shares under the Plan, then the Committee shall, in such manner as it deems equitable, make such adjustments, if any, to the number and kind of Shares (or number and kind of other securities or property) with respect to which Purchase Agreements have been or may thereafter be entered into hereunder as it deems appropriate and necessary.

        (c) Sources of Shares. Any Shares delivered pursuant to a Purchase Agreement may be either authorized and unissued shares, or previously issued shares, held in the treasury of the Company.

        SECTION 5. Eligibility. Shares under the Plan may be made available for purchase by any Employee, as determined by the Committee. In selecting Employees, the Committee may take into consideration any factors it may deem relevant, including its estimate of the Employee's present and potential contributions to the success of the Company and its Subsidiaries.

        SECTION 6. Share Purchases.

        (a) Purchase. Subject to the provisions of the Plan and contractual restrictions affecting the Company, the Committee shall have sole and complete authority to determine the Employees eligible to purchase Shares hereunder, the number of Shares available for purchase by each such Participant, the Purchase Price therefor and the conditions and limitations applicable to such purchase, the


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duration of the period during which, and the conditions under which, such Shares may be repurchased by the Company, and the other terms and conditions of the related Purchase Agreements.

        (b) Purchase Price. Unless otherwise determined by the Committee, the price at which each Share under the Plan may be purchased (the "PURCHASE PRICE") shall be the Fair Market Value.

        (c) Payment. No Shares shall be delivered hereunder until payment in full of the Purchase Price therefor is received by the Company. Such payment may be made in cash or its equivalent, pursuant to financing arrangements approved by the Committee, including loans to Participants made by the Company in the form of Exhibit A hereto (the "LOAN"), or a combination of the foregoing, provided that the combined value of all cash, cash equivalents and such financing arrangements is at least equal to such Purchase Price.

        SECTION 7. Investors' Agreement. A Participant shall, as a condition precedent to the purchase of Shares, execute an instrument agreeing to be bound by the terms of the Investors' Agreement or, at the election of the Company, a counterpart of the Investors' Agreement. In any event, any Shares shall be subject to the provisions in the Investors' Agreement regarding restrictions on transfer and the Company's rights to compel sales and repurchase Shares.

        SECTION 8. Termination of Employment; Repayment of Loan. Except as may be set forth in any Purchase Agreement, Employment Agreement or as otherwise determined by the Committee at any time, upon the termination of a Participant's employment with the Company and its Subsidiaries:

        (a) Any outstanding Loan shall become due in accordance with the terms of such Loan.

        (b) In the event of a Participant's death or Disability, retirement at age 62 or later or termination of employment by the Company other than for Cause or by the Participant for Good Reason, the Company or its designee shall have the right to purchase all or a portion of the Shares, and the Participant shall have the right to cause the Company to purchase all or a portion of the Shares, at a per share price equal to the Fair Market Value on the date of purchase.

        (c) In the event of a Participant's termination of employment with the Company by the Company for Cause or by the Participant other than for Good Reason, the Company or its designee shall have the right to purchase all or a portion of the Shares, and the Participant shall have the right to cause the


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Company to purchase all or a portion of the Shares, at a per share price equal to 85% of the Fair Market Value on the date of purchase.

        (d) In the event an outstanding Loan becomes due prior to the termination of a Participant's employment, the Participant shall have the right to cause the Company to purchase that portion of the Shares necessary to repay the principal amount of the Loan and any interest accrued thereon at a per share price equal to 100% of the Fair Market Value on the date of purchase.

        (e) If either the Company or a Participant elects to exercise its right under this Section 8, the Company or the Participant, as the case may be, shall deliver written notice (a "PURCHASE NOTICE") to the other to such effect within 60 days of a termination of employment or, in the case of a purchase pursuant to
(d) above, three business days prior to the Loan becoming due. For purposes of this Section 8, the "date of purchase" shall mean the third business day following the receipt of notice by the other party that the purchase right is to be exercised or, in the case of a purchase pursuant to (d) above, the date the Loan becomes due. Payment of the purchase price may be made in cash or by certified check; provided that if the terms of any agreement to which the Company is a party, or any of the indentures governing any debt securities issued by the Company or any of its subsidiaries would prohibit the Company from effecting such payment, payment may be effected through a promissory note having such commercially reasonable terms and interest rate as may be determined by the Company in its reasonable discretion, provided that in any event such note shall become due at such time as the prohibitions described above shall lapse.

        SECTION 9. Amendment and Termination.

        (a) Amendments to and Termination of the Plan. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Purchase Agreement shall be entered into thereunder after, August 6, 2007. Subject to any contractual restrictions affecting the Company, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply.

        (b) Amendments to Purchase Agreements. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Purchase Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights


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of any Participant under any Purchase Agreement shall not to that extent be effective without the consent of the affected Participant.

        SECTION 10. General Provisions.

        (a) No Rights to Participation. No Employee, Participant or other Person shall have any claim to be granted the opportunity to purchase any Shares hereunder, and there is no obligation for uniformity of treatment of Employees or Participants. The terms and conditions of Purchase Agreements need not be the same with respect to each recipient.

        (b) Share Certificates. Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or its Permitted Transferees and, so long as a Participant continues to be governed by the provisions of any Loan, shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by the provisions of any Loan, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of (i) the Securities Act of 1933, any state securities laws or any other applicable laws, (ii) the Investors' Agreement and (iii) any Loan. Subject to the provisions of the Investors' Agreement, all certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Purchase Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Purchase Agreement or the rules, regulations and other requirements of the SEC or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations.

        (c) Execution of Purchase Agreement: Disposition of Shares. No Shares shall be issued hereunder unless and until a Purchase Agreement shall be executed by the Company and the Participant.

        (d) No Limit on Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of awards (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.


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        (e) No Rights to Employment. Nothing in this Plan or in any Purchase
Agreement shall confer on any individual any right to continue in the employ of the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate his or her employment at any time.

        (f) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Purchase Agreement shall be determined in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof.

        (g) Severability. If any provision of the Plan or any Purchase Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Purchase Agreement, or would disqualify the Plan or any Purchase Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Purchase Agreement, such provision shall be stricken as to such jurisdiction, Person or Purchase Agreement and the remainder of the Plan and any such Purchase Agreement shall remain in full force and effect.

        (h) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under a Purchase Agreement if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant. Without limiting the generality of the foregoing, no Purchase Agreement shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws to which such offer, if made, would be subject.

        (i) No Trust or Fund Created. Neither the Plan nor any Purchase Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to a Purchase Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.


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        (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Purchase Agreement, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        SECTION 11. Effective Date. The Plan shall be effective as of August 7, 1997.


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